SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 5, 2002
Date of Report (Date of earliest event reported)

PEDIATRIC SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State of incorporation)	(Commission File Number)	(IRS Employer Identification NO.)

310 Technology Parkway, Norcross, Georgia 30092-2929
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (770) 441-1580

Item 5.    Other Events

See the following press release dated December 5, 2002, announcing changes to the Company’s Board of Directors. The Company also announced changes to its corporate governance policies and procedures.

Item 7.    Exhibits

99.1 Press	Release, dated December 5, 2002, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ James M. McNeill
James M. McNeill Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated:    December 5, 2002.

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